Financial Statements

                             Sunshine Products, Inc.

                        Twelve months ended June 30, 1998
                       with Report of Independent Auditors

                             Sunshine Products, Inc.

                              Financial Statements


                        Twelve months ended June 30, 1998




                                    CONTENTS

Report of Independent Auditors ...........................  1

Financial Statements

Balance Sheet ............................................  2
Statement of Income ......................................  3
Statement of Stockholders' Equity ........................  4
Statement of Cash Flows ..................................  5
Notes to Financial Statements ............................  6

                         Report of Independent Auditors


Board of Directors
Sunshine Products, Inc.

We have audited the accompanying balance sheet of Sunshine Products, Inc. as of June 30, 1998 and the related statements of income, stockholders' equity, and cash flows for the twelve months ended June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunshine Products, Inc. at June 30, 1998 and the results of its operations and its cash flows for the twelve months ended June 30, 1998 in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

St. Louis, Missouri
October 9, 1998




                                                                               1

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                             Sunshine Products, Inc.

                                  Balance Sheet

                                  June 30, 1998

ASSETS
Current assets:
   Cash and cash equivalents                                  $      18
   Accounts receivable, less allowance of $15,359               240,624
   Inventories                                                  199,508
   Deferred income taxes                                         13,600
   Prepaid expenses and other current assets                      6,248
                                                              ----------
Total current assets                                            459,998

Property and equipment, net                                     142,903
                                                              ----------
Total assets                                                  $ 602,901
                                                              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Bank overdraft                                             $  26,789
   Line of credit                                                52,803
   Accounts payable                                             170,346
   Accrued expenses                                             116,902
   Income taxes payable                                          37,374
   Notes payable                                                 36,100
   Notes payable - officers                                      24,060
                                                              ----------
Total current liabilities                                       464,374

Deferred income taxes                                            26,800

Stockholders' equity:
   Preferred stock, $1 par value; 30,000 shares authorized;
      5,678 shares issued                                         5,678
   Common stock, $1 par value; 9,000 shares authorized;
      6,200 shares issued                                         6,200
   Additional paid-in capital                                    22,657
   Retained earnings                                            117,143
                                                              ----------
                                                                151,678
   Less treasury stock at cost:
      Common stock - 2,300 shares                               (10,735)
      Preferred stock - 5,573 shares                            (29,216)
                                                              ----------
                                                                (39,951)
                                                              ----------
Total stockholders' equity                                      111,727
                                                              ----------

Total liabilities and stockholders' equity                    $ 602,901
                                                              ==========

See accompanying notes.


                                                                               2

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                             Sunshine Products, Inc.

                               Statement of Income

                        Twelve months ended June 30, 1998




Net sales                       $ 2,854,053

Cost of sales                     1,478,855
                                ------------
Gross profit                      1,375,198

Operating expenses:
   Selling and marketing            768,014
   General and administrative       486,705
                                ------------
Total operating expenses          1,254,719
                                ------------

Operating income                    120,479

Other income (expense):
   Investment income                  8,274
   Gain on sale of securities        11,717
   Interest expense                 (11,105)
   Other                             (1,278)
                                ------------
Income before income taxes          128,087
Provision for income taxes           45,000
                                ------------
Net income                      $    83,087
                                ============

See accompanying notes.


                                                                               3

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                             Sunshine Products, Inc.

                        Statement of Stockholders' Equity



                                                                                               TREASURY STOCK
                                                            ADDITIONAL          UNREALIZED  ----------------------
                                         PREFERRED COMMON    PAID-IN  RETAINED   GAIN ON     PREFERRED    COMMON   STOCKHOLDERS'
                                           STOCK   STOCK     CAPITAL  EARNINGS  SECURITIES     STOCK       STOCK      EQUITY
                                        ----------------------------------------------------------------------------------------

Balance at June 30, 1997                  $5,678   $6,200   $22,657   $34,056   $ 12,322    $ (9,048)   $(10,735)   $ 61,130
Change in unrealized gain on securities
   available for sale                       --       --        --        --      (12,322)       --          --       (12,322)
Redemption of 3,667 shares of preferred
   stock                                    --       --        --        --         --       (20,168)       --       (20,168)
Net income                                  --       --        --      83,087       --          --          --        83,087
                                       -----------------------------------------------------------------------------------------

Balance at June 30, 1998                 $5,678    $6,200   $22,657  $117,143   $   --      $(29,216)   $(10,735)   $111,727
                                       =========================================================================================



See accompanying notes.



                                                                               4

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                            Sunshine Products, Inc.

                             Statement of Cash Flows

                        Twelve months ended June 30, 1998


OPERATING ACTIVITIES
Net income                                            $ 83,087
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation                                      28,714
      Deferred income taxes                              2,300
      Gain on sale of securities                       (11,717)
      Changes in operating assets and liabilities:
        Accounts receivable                            (29,241)
        Inventories                                    (44,192)
        Prepaid expenses and other current assets        9,676
        Accounts payable                               (37,703)
        Accrued expenses                                (7,395)
        Income taxes payable                            37,374
                                                      ---------
Net cash provided by operating activities               30,903

INVESTING ACTIVITIES
Purchases of property and equipment                     (2,413)
Proceeds from sale of available-for-sale securities     41,060
                                                      ---------
Net cash provided by investing activities               38,647


FINANCING ACTIVITIES
Bank overdraft                                          (7,200)
Net repayments on line of credit                        (9,332)
Principal payments of notes payable                    (14,559)
Principal payments of notes payable - officers         (18,273)
Redemption of preferred stock                          (20,168)
                                                      ---------
Net cash used in financing activities                  (69,532)
                                                      ---------

Net increase in cash and cash equivalents                   18
Cash and cash equivalents, beginning of period              --
                                                      ---------
Cash and cash equivalents, end of period              $     18
                                                      =========

See accompanying notes.


                                                                               5

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                             Sunshine Products, Inc.

                          Notes to Financial Statements

                                  June 30, 1998


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Sunshine Products, Inc. (the Company) is engaged in the development, marketing, and sale of general purpose and specialized skin care products. The Company markets its products principally through independent distributors, mainly to health care agencies throughout the United States.

BASIS OF PRESENTATION

The Company has a December 31 fiscal year-end. In connection with the sale of the Company as discussed in Note 11, the Company has prepared the accompanying financial statements as of and for the twelve months ended June 30, 1998.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The carrying value of these investments approximates fair value.

BANK OVERDRAFT

The bank overdraft in the accompanying balance sheet consists of issued and outstanding checks that have not cleared the bank and are in excess of the related bank account balance as of the balance sheet date.

INVENTORIES

Inventories are stated at the lower of cost (using the first-in, first-out method) or market.



                                                                               6

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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is recorded using the straight-line method over the estimated useful lives ranging from three to ten years.

REVENUE RECOGNITION

The Company's products are primarily sold to independent distributors. Sales are recorded when products are shipped.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense for the twelve months ended June 30, 1998 totaled $18,663.

INCOME TAXES

The Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

INVESTMENTS

The Company accounts for its short-term investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determination at each balance sheet date. Costs of investments are determined on a first-in, first-out method.

FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The cash is held by a high credit quality financial institution. The Company sells almost all of its products to medical supply companies and health care providers. Accordingly, primarily all of the Company's accounts receivable are from companies in the health care industry. For accounts



                                                                               7

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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK (CONTINUED)

receivable, the Company performs ongoing credit evaluations of its customers' financial condition and generally does not require collateral. Other financial instruments consist of accounts payable and notes payable. The carrying values of such amounts reported at the balance sheet date approximate their fair values.

For the twelve months ended June 30, 1998, one customer, a distributor, accounted for 24 percent of net sales, and the same customer accounted for 14 percent of accounts receivable as of June 30, 1998.

2. INVESTMENTS

At July 1, 1997, the Company held available-for-sale equity securities with a cost of $29,343 and an unrealized gain of $12,322. During the twelve months ended June 30, 1998, the Company sold these securities, which resulted in proceeds of $41,060 and a realized gain of $11,717. At June 30, 1998, the Company had no investments in debt or equity securities.

3. INVENTORIES

At June 30, 1998, inventories consisted of the following:

          Raw materials         $ 35,421
          Packaging materials     95,706
          Finished goods          68,381
                                ========
                                $199,508
                                ========

4. PROPERTY AND EQUIPMENT

At June 30, 1998, property and equipment consisted of the following:

          Machinery and equipment         $304,479
          Furniture and fixtures             9,966
                                          --------
                                           314,445
          Less accumulated depreciation    171,542
                                          ========
                                          $142,903
                                          ========



                                                                               8

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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)


5. DEBT

LINE OF CREDIT

The Company maintains a $100,000 revolving line of credit with a bank which expires on April 1, 1999. The line of credit is secured by accounts receivable, inventories, the Company's United States patents and trademarks, and the personal guarantees of certain stockholders of the Company. Borrowings on the line of credit are due on demand and bear interest, which is payable monthly, at the bank's base rate plus 1 percent (9.5 percent at June 30, 1998). At June 30, 1998, borrowings under this line of credit were $52,803, and available borrowings were $47,197.

NOTES PAYABLE

At June 30, 1998, notes payable consisted of the following:

   Demand note payable to bank, monthly installments
      of $794 (including interest at 8.25%) through
      maturity in February 1999                                     $  6,138

   Demand note payable to bank, monthly installments
      of $786 (including interest at 8.75%) with a
      final payment of $17,125 at maturity in
      February 2000                                                   29,962
                                                                  -----------
                                                                     $36,100
                                                                  ===========

The notes payable are secured by substantially all of the Company's assets and personal guarantees of certain common stockholders. In addition, because the above notes are due on demand, such notes have been classified as current liabilities.

NOTES PAYABLE - OFFICERS

The officers of the Company have made various loans to the Company. All loans and subsequent repayments have been made equally by the three officers. The notes bear interest at various rates ranging from 7 percent to 8 percent. At June 30, 1998, notes payable outstanding to these officers totaled $24,060. For the twelve months ended June 30, 1998, interest expense totaled $3,445. At June 30, 1998, accrued interest of $5,208 on these notes payable to officers has been included in accrued expenses in the accompanying balance sheet.


                                                                               9

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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)


5. DEBT (CONTINUED)

Interest paid on debt for the twelve months ended June 30, 1998 was $14,115.

6. COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases its office and manufacturing facility and automobiles under noncancelable operating lease agreements that expire at various dates through June 2000. Rent expense for the twelve months ended June 30, 1998 was $122,241. Future minimum lease payments under noncancelable operating leases as of June 30, 1998 are $135,739 and $34,893 for the twelve months ended June 30, 1999 and 2000, respectively.

CONTINGENCIES

Various claims or notices have been or may be asserted against the Company in the ordinary course of business pertaining to state and local tax issues. In the opinion of management, after consultation with legal counsel, resolution of these matters will not have a material effect on the accompanying financial statements.

7. INCOME TAXES

The components of the provision for income taxes for the twelve months ended June 30, 1998 are as follows:

     Current:
        Federal        $36,300
        State            6,400
                      ---------
                        42,700

     Deferred:
        Federal          2,000
        State              300
                      ---------
                         2,300
                      =========
                       $45,000
                      =========







                                                                              10


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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)



7. INCOME TAXES (CONTINUED)

A reconciliation of the difference between the federal statutory tax rate and effective tax rate as a percentage of net income for the twelve months ended June 30, 1998 is as follows:

     U.S. federal statutory tax rate                              30.0%
     State income taxes, net of federal tax benefit                3.7
     Other, net                                                    1.4
                                                               ==========
                                                                  35.1%
                                                               ==========

The tax effect of temporary differences that give rise to the deferred tax assets and liabilities is as follows:

     Deferred tax assets:
        Accrued vacation pay                                  $  4,300
        Allowances for discounts                                 5,200
        Allowance for obsolete inventory                         4,100
                                                              ---------
                                                                13,600

     Deferred tax liabilities:
        Depreciation expense                                    26,800
                                                              ---------
     Net deferred tax liabilities                              $13,200
                                                              =========

8. EMPLOYEE BENEFIT PLAN

The Company sponsors a Savings Incentive Match Plan for Employees of Small Employers. The Company matches eligible employees' contributions up to a maximum of 3 percent of the employees' compensation for the calendar year. During the twelve months ended June 30, 1998, the Company's matching contribution totaled $15,173.

9. PREFERRED STOCK

The Company's preferred stock, which is nonvoting, ranks senior to the common stock with respect to payment of dividends and distribution of assets upon liquidation. In the event of liquidation, as defined, the holders of the preferred stock are entitled to up to five times of the amount available for distribution to the common stockholders plus any unpaid dividends. Although dividends on preferred stock are noncumulative, if the Company declares or pays dividends on its common stock, the holders of preferred stock


                                                                              11

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                             Sunshine Products, Inc.

                    Notes to Financial Statements (continued)


9. PREFERRED STOCK (CONTINUED)

are entitled to receive a dividend twice such amount. The Company may, with the approval of the Board of Directors, redeem the preferred stock at any time at a price equal to the original sales price plus 10 percent of the original sales price and any unpaid dividends.

10. YEAR 2000 (UNAUDITED)

Based on the Company's assessment, it determined that it will not be required to modify or replace significant portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. The Company presently believes the year 2000 issue will not pose significant operational problems for its computer systems or other computer-based equipment.

11. EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITORS' REPORT

On October 29, 1998, the Company and its stockholders entered into a definitive agreement with Derma Sciences, Inc. which, among other things, resulted in the sale of all issued and outstanding stock of the Company for $1.5 million in cash.
                                                                              12